                                                                   EXHIBIT 10.18


                             STOCK OPTION AGREEMENT

                            (INCENTIVE STOCK OPTION)

                                PURSUANT TO THE

                         AMERICAN SPECTRUM REALTY, INC.

                       2000 OMNIBUS STOCK INCENTIVE PLAN

                  AGREEMENT, dated as of ______________, ____ by and between American Spectrum Realty, Inc. (the "Company") and _______________________ (the "Participant").

                              PRELIMINARY STATEMENT

                  The Participant has been granted, subject to execution of this agreement, under the American Spectrum Realty, Inc. Equity Award Plan (the "Plan"), an incentive stock option (the "Option") on ____________, ____ (the "Grant Date") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock") set forth below to the Participant, as an Eligible Employee of the Company. Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

                  Accordingly, the parties hereto agree as follows:

                  1. TAX MATTERS. The Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, the Option will not qualify as an "incentive stock option," if among other events, (i) the Participant disposes of the Common Stock acquired pursuant to the Option at any time during the two-year period following the date of this Agreement or the one-year period following the date on which the Option is exercised or (ii) except in the case of a Termination of employment as a result of death, the Participant is not employed by the Company, any Subsidiary or Parent at all times during the period beginning on the date of this Agreement and ending on the day three months (one-year in the case of the Participant's Disability (within the meaning of Section 22(e)(3) of the Code)) before the date of exercise of the Option. To the extent that the Option does not qualify as an "incentive stock option," it shall constitute a separate non-qualified stock option.

                  2. GRANT OF OPTION. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted an Option to purchase from the Company _______________ shares of Common Stock, at a price per share of $ _______ (the "Option Price").

                  3. EXERCISE.

                  (a) The Option shall become exercisable in installments on the dates provided below, which shall be cumulative; provided that the Participant has not incurred a Termination of employment with the Company prior to that date. To the extent that the Option has become vested and exercisable with respect to a percentage of shares of Common Stock granted as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Section 7.2( ) of the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Plan Administrator and payment in full of the Option Price multiplied by the number of shares of Common Stock so exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable. The following table indicates the dates (the "Vesting Dates") upon which the Participant shall be entitled to exercise the Option with respect to the total number of shares granted as indicated beside that date:

------------------------------------------------------------
VESTING DATE                 TOTAL PERCENT VESTED
------------------------------------------------------------
         Grant Date          (25%)
------------------------------------------------------------
  1st anniversary of Grant   (50%)
            Date
------------------------------------------------------------
  2nd anniversary of Grant   (75%)
            Date
------------------------------------------------------------
  3rd anniversary of Grant   (100%)
            Date
------------------------------------------------------------

                  There shall be no proportionate or partial vesting in the periods prior to each Vesting Date and all vesting shall occur only on the appropriate Vesting Date.

                  (b) Notwithstanding any other provision to the contrary, to the extent this Option is not vested upon the Participant's Termination of employment, the Option shall, upon such Termination of employment, be non-exercisable and shall be canceled; provided that if such termination is by the Company in breach of an employment agreement or by the Participant for "Good Reason" (as defined in an employment agreement to which Participant is a party), then the option shall be immediately vested and exercisable.

                  4. OPTION TERM. The term of each Option shall be 10 years after the Grant Date, subject to earlier termination in the event of the Participant's termination of employment as specified in Section 5 below.

                  5. TERMINATION.

                  (a) Subject to Section 4 above and the terms of the Plan, the Option, to the extent vested at the time of the Participant's Termination of employment, shall remain exercisable as follows:

                      (i) In the event of the Participant's termination of employment by reason of death or disability, until the earlier of (x) one (1) year from the date of such termination of employment or (y) the expiration of the stated term of the Option pursuant to Section 4 hereof.

                      (ii) In the event of the Participant's termination of employment by reason of involuntary termination of employment without Cause or voluntary termination of employment for any reason (other than as set forth in subparagraph (iii) below), until the earlier of (x) sixty (60) days from the date of such termination of employment or one year from the date of such termination of employment if such termination is by the Company in breach of an employment agreement or by the Participant for "Good Reason" (as defined in an employment agreement with the Participant) or (y) the expiration of the stated term of the Option pursuant to Section 4 hereof.

                      (iii) In the event of the Participant's termination of employment for Cause or in the event of the Participant's voluntary termination of employment at any time after an event that would be grounds for a termination of employment for Cause, the Participant's entire Option (whether or not vested) shall be forfeited and canceled in its entirety upon such termination of employment.

                  6. RESTRICTION ON TRANSFER OF OPTION. The Option granted hereby shall not be transferable other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

                  7. SECURITIES REPRESENTATIONS. By exercising the Option, the Participant is hereby deemed to be making the following representations and warranties and any issuances of shares of Common Stock by the Company shall be made in reliance upon the following express representations and warranties of the Participant.

                  Upon exercise of the Option at a time when the Common Stock covered by the Options is not registered under the Securities Act of 1933 (the "Act"), the Participant is thereby deemed to acknowledge, represent and warrant that:

                      (a) shares of the Common Stock are being acquired for the Participant's own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of such shares of Common Stock;

                      (b) the Participant has been advised that the shares of Common Stock have not been registered under the Act on the ground that no distribution or public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being issued and sold in reliance on the exemption provided under Rule 701 or Section 4(2) under the Act), and in this connection the Company is relying in part on the Participant's representations set forth in this Section;

                      (c) in the event that the Participant is permitted to sell, transfer, pledge, hypothecate, assign or otherwise dispose of the shares of Common Stock, the Participant may only do so pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate the provisions of Rule 144 under the Act. A stop-transfer order will be placed on the books of the Company respecting the certificates evidencing the shares of Common Stock, and such certificates shall bear any required legends, until such time as the shares of Common Stock evidenced by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel for the Company that such registration is not required;

                      (d) the transfer of the shares of Common Stock have not been registered under the Act, and the shares of Common Stock must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the shares of Common Stock;

                      (e) the Participant understands that the shares of Common Stock acquired upon exercise of the Option are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption form registration under Rule 144 will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the shares of Common Stock may be made only in limited amounts in accordance with such terms and conditions;

                      (f) the Participant is capable of evaluating the merits and risks of this investment, has the ability to protect Participant's own interest in this transaction and is financially capable of bearing a total loss of his investment; and

                      (g) Participant is fully aware of (i) the speculative nature of the investment in Common Stock, (ii) the financial hazards involved, and (iii) the level of liquidity of the shares being issued and the restrictions on transferability of the shares.

                  8. RIGHTS AS A STOCKHOLDER. The Participant shall have no rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

                  9. LOCK UP. Participant agrees that in connection with any registration of the Company's securities that, upon request of the Company or the underwriter managing any public offering of the Company's securities, Participant will not sell or otherwise dispose of any shares of Common Stock without the prior written consent of the Company or such underwriter, as the case may be, for a period of time (not to exceed one (1) year) from the effective date of such registration as the Company or the underwriter may specify for persons of Participant's status, provided that to the extent an Option would otherwise expire during such period because of a termination of employment (but not because of Section 4), it shall be extended until thirty
(30) days after the earlier of (i) the expiration of such period or (ii) the waiver of the condition by the Company or the underwriter.

                  10. PROVISIONS OF PLAN CONTROL. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Plan Administrator and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

                  11. NOTICES. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

                  If to the Company, to:

                           American Spectrum Realty, Inc.
                           1800 East Deere Avenue
                           Santa Ana, California 97206
                           Attention: Corporate Secretary

                  If to the Participant, to:

                  The address indicated after the Participant's signature at the end of this Agreement.

                  12. NO OBLIGATION TO CONTINUE EMPLOYMENT. This Agreement is not an agreement of employment or any other relationship. This Agreement does not guarantee that the Company will employ or otherwise retain the Participant for any specific time period, nor does it modify in any respect the Company's right to terminate or modify the Participant's employment relationship or compensation at any time.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.



                                    AMERICAN SPECTRUM REALTY, INC.

--------------------------------
[Participant's Name]
                                    By:
Social Security No.                     ----------------------------------------
                   -------------        Authorized Officer
Home Address:
              ------------------
                    Street

--------------------------------
City       State       Zip Code